SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C, 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):               January 21, 1997
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                              THE FINOVA GROUP INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                        1-11011                  86-0695381
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(State or Other Jurisdiction          (Commission             (I.R.S. Employer
       of Incorporation)              File Number)           Identification No.)



1850 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA                          85004-2209
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(Address of principal executive offices)                             (Zip Code)



Registrant's telephone number, including area code:                 602/207-6900
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
Item 5.  Other Events.

         The FINOVA Group Inc. today announced revenues, net income and selected financial data and ratios for the fourth quarter and year ended December 31, 1996 (unaudited).

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits:

                      Exhibits                        Title
                  -----------------       --------------------------------------
                        28                Press Release of The FINOVA Group Inc.
                                          dated January 21, 1997

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                           THE FINOVA GROUP INC.

                                               (Registrant)



Dated:  January 24, 1997        By          /s/  Bruno A. Marszowski
                                    ------------------------------------------
                                  Bruno A. Marszowski,
                                  Senior Vice President-Controller and
                                  Chief Financial Officer
                                  Principal Financial Officer/Authorized Officer